Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Rostock Ventures Corp. (the "registrant"), hereby certifies, to such officer's knowledge, that the registrant's Quarterly Report on Form 10-Q for the period ended June 30, 2009 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/Collin Sinclair
Collin Sinclair
Chief Executive Officer
Chief Financial Officer

August 12, 2009